Exhibit 10.4

Amendment to the Selling Agreement between
Allstate Life Insurance Company, ALFS, Inc., and
Allstate Financial Services, L.L.C. effective July 26, 1999

This Amendment shall modify your Selling Agreement (“Agreement”) with Allstate Life Insurance Company (“Allstate Life”) and Allstate Financial Services, L.L.C. (“AFS”) as set forth below and in the attached Schedule A.

The attached Schedule A shall replace any previous Schedule A for the same product or, shall be an addition to the current Schedule A if the product was not part of your Selling Agreement prior to the effective date of this Amendment.

The acceptance of an application for this product, on or after the effective date of this Amendment, is subject to the rules of Allstate Life and AFS and the provisions of your Agreement. By submission of an Allstate Life application, acceptance of commissions, and/or request for change of Agent of record and/or transfer of servicing to another firm in accordance with the Agreement, you agree to be bound by the provisions of this Amendment.

Effective date: April 21, 2003

By:	/s/ John Hunter	/s/ Lisa A. Burnell

John Hunter		Lisa A. Burnell
Vice President		Assistant Vice President and
Allstate Life Insurance Company		Compliance Officer
ALFS, Inc.

SCHEDULE A

SCHEDULE OF COMMISSIONS

SERVICE ONLY - EFFECTIVE O4/21/2003

Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

Allstate Financial Personal Retirement Manager variable annuity

Accumulation Phase Upfront/Trail commissions (% of purchase payments)	Ages 0–80*			Ages 81–85*			Ages 86+*
	Option A	Option B	Option C	Option A	Option B	Option C	Option A	Option B	Option C
Contract Year 1	7.50% No trail	5.00% No trail	2.00% 1.00% trail	5.50% No trail	3.75% No trail	1.75% 1.00% trail	3.50% No trail	2.50% No trail	1.50% 1.00% trail
Contract Year 2	6.00% No trail	4.00% No trail	2.00% 1.00% trail	4.50% No trail	3.00% No trail	1.75% 1.00% trail	3.00% No trail	2.00% No trail	1.50% 1.00% trail
Contract Year 3	5.00% No trail	3.00% No trail	2.00% 1.00% trail	4.00% No trail	2.25% No trail	1.75% 1.00% trail	2.50% No trail	1.50% No trail	1.50% 1.00% trail
Contract Year 4	4.00% No trail	2.00% 1.00% trail	2.00% 1.00% trail	3.00% No trail	1.75% 1.00% trail	1.75% 1.00% trail	2.00% No trail	1.50% 1.00% trail	1.50% 1.00% trail
Contract Year 5	3.00% No trail	1.75% 1.00% trail	1.75% 1.00% trail	2.25% No trail	1.50% 1.00% trail	1.50% 1.00% trail	1.50% No trail	1.50% 1.00% trail	1.50% 1.00% trail
Contract Year 6	2.00% No trail	1.50% 1.00% trail	1.50% 1.00% trail	1.75% No trail	1.50% 1.00% trail	1.50% 1.00% trail	1.50% No trail	1.50% 1.00% trail	1.50% 1.00% trail
Contract Year 7+	1.00% 0.75% trail	1.00% 1.00% trail	1.00% 1.00% trail	1.00% 0.75% trail	1.00% 1.00% trail	1.00% 1.00% trail	1.00% 0.75% trail	1.00% 1.00% trail	1.00% 1.00% trail

* Age = attained age of the oldest owner (or oldest annuitant if the owner is not a living person) at the time the purchase payment is made.

Payout Phase Trail commission (% of contract value)	All Ages
	Option A	Option B	Option C
Contract Year 1	0.00%	0.00%	1.00%
Contract Year 2	0.00%	0.00%	1.00%
Contract Year 3	0.00%	0.00%	1.00%
Contract Year 4	0.00%	1.00%	1.00%
Contract Year 5	0.00%	1.00%	1.00%
Contract Year 6	0.00%	1.00%	1.00%
Contract Year 7+	0.75%	1.00%	1.00%

ACCUMULATION PHASE (the period in which the contract owner makes contributions to the annuity account)

•                  Commissions are calculated on a contract quarter basis and paid at the end of each calendar month beginning with the 15th contract month and ending when the contract is annuitized.

•                  The contract must be in effect through the end of the calendar month for a trail commission to be paid.

•                  Commissions are based upon purchase payment.

PAYOUT PHASE (the period during which an individual receive distributions from the annuity account)

•                  Trail commissions are based on the hypothetical commuted value (present value of remaining annuity payments) of the annuitized plan selected. Trail commissions will be payable on the same frequency as the annuity payments selected by the Contract Owner  (i.e. Contract month, Contract quarter, etc.).

•                  If there are multiple income streams, there will be multiple commission streams.

•                  Once payout is halted, trail commissions will also cease.

CHARGEBACKS

•                  Upfront commissions are subject to 100% chargeback during the 12 months following purchase payment. There are no chargebacks on trail commissions.

•                  Chargebacks are assessed on full and partial surrenders/withdrawals and early annuitizations.

•                  The chargeback will be for amounts in excess of the free amount (the greater of 10% of the purchase payments or 10% of the contract value at the beginning of the contract year.)

•      If contract is surrendered during the payout phase, the chargeback will apply to any purchase payments(s) made during the 12 months prior to the date of the surrender.

•      The chargeback is calculated from the date of the last purchase payment(s) if within 12 months.

Name:    Citibank, F.S.B./

Illinois Participation Agreement – ALIC Only

EXHIBIT C

PARTICIPATION AGREEMENT

This Participation Agreement is made between Allstate Life Insurance Company (herein referred to as the “Administrator”), located at 3100 Sanders Road, Northbrook, Illinois, 60062, Administrator of the Financial Services Group Insurance Trust, (herein referred to as the “Trust”) and Citibank, F.S.B., located in Chicago, Illinois (herein referred to as the “Trustee”) and BD (hereinafter, together, with its affiliates and any successors thereto, referred to as Participant), the purpose of which is to afford qualifying persons group insurance benefits of the sort available under said Financial Services Group Insurance Trust.

NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereby agree as follows:

1.             Subject to the approval of the Insurance Company, Administrator and Trustee agree to permit the Participant to become a participant under the Financial Services Group Insurance Trust Agreement.

2.             The Participant agrees to be bound by:

a.                    the terms of the Trust Agreement, dated as of April 23, 1999, for the establishment of the Trust (the “Trust Agreement”) as the same presently appears in writing and as from time to time amended in accordance with the provisions thereof (capitalized terms used herein without definition shall have the meaning  ascribed thereto in the Trust Agreement); and

b.                   each and every provision of the policy(ies) of group insurance (and all riders and amendments thereto) issued to the Trust.

3.                                       Notices required or permitted shall be given in writing and delivered in writing by United States Mail, postage prepaid. Notices to the Administrator or Participant shall be sent to the address provided on the first page of the Selling Agreement to which this Participation Agreement is an Exhibit to. Any party may inform the others of a change of address by written notice pursuant to this paragraph.

IN WITNESS WHEREOF, effective as of the date of the Selling Agreement, the parties hereto have caused these presents to be executed by their respective officers as described below:

ACCEPTED:

CITIBANK, F.S.B.
Trustee of the Financial Services
Group Insurance Trust

BY:	/S/ Donald L. Emerson

TITLE:	Trust Officer

Administrator, Financial Services		Participant, Financial Services
Group Insurance Trust		Group Insurance Trust

Acceptance of this Participation		Acceptance of this Participation
Agreement evidenced by signature on		Agreement evidenced by signature on
Selling Agreement		Selling Agreement